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                                                                Exhibit 10.7

                          SECOND AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------


        THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 31, 1996 (this "Amendment"), is by and among MONARCH MACHINE TOOL COMPANY, an Ohio corporation (the "Company"), the BANKS identified on the signature pages hereof (collectively the "Banks" and individually a "Bank"), and NBD BANK, a Michigan banking corporation, as agent (in such capacity, the "Agent") for the Banks.

                                  INTRODUCTION
                                  ------------

        The Company, the Banks and the Agent are parties to the Amended and Restated Credit Agreement, dated as of June 9, 1995, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of July 11, 1995 (the "Credit Agreement"). The parties now desire to amend the Credit Agreement on the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:

                   ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT
                   -----------------------------------------

        Effective upon the date that the conditions precedent set forth in
Article 2 of this Amendment are satisfied, which date (the "Amendment Date") shall be determined by the Agent in its sole discretion, the Credit Agreement hereby is amended retroactively as of June 30, 1996, as follows:

        1.1 Clause (a) of the definition of the term "Eurodollar Rate" in
Section 1.1 is amended to read in full as follows:

            (a) the Applicable Eurodollar Rate Margin, plus

        1.2 The following definition of the term "Applicable Eurodollar Rate Margin" is added to Section 1.1 in alphabetical order:

            "APPLICABLE EURODOLLAR RATE MARGIN" shall be, for purposes of determining the Eurodollar Rate applicable to any Eurodollar Rate Loan, whether a Revolving Credit Loan or the Term Loan, outstanding at any time during any calendar month (the "Application Month"), the percent set forth under the heading "Applicable Eurodollar Rate Margin for Revolving Credit Loans" and "Applicable Eurodollar Rate Margin for the Term Loan", respectively, below in the row corresponding to the range into

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            which falls the ratio (the "Ratio") of the Consolidated Total
            Liabilities of the Company and its Subsidiaries to the Consolidated Tangible Net Worth of the Company and its Subsidiaries as of the end of the last fiscal quarter (the "Determination Quarter") preceding such Application Month for which financial statements have been delivered to the Banks under Section 5.l(d)(ii):


                              Applicable Eurodollar        Applicable Eurodollar
                                 Rate Margin for             Rate Margin for
        Ratio                 Revolving Credit Loans          the Term Loan
        -----                 ----------------------          -------------

        Less than or equal
        to 0.75 to 1.00               0.75%                       1.00%


        Greater than
        0.75 to 1.00                  1.00%                       1.25%


Each change in the Applicable Eurodollar Rate Margin in accordance with this definition, as finally determined upon the Bank's receipt of the Company's financial statements for any Determination Quarter pursuant to
Section 5.l(d)(ii), shall be effective as of the first day of the corresponding Application Month following such Determination Quarter.

        1.3 The definition of the term "Tangible Net Worth" in Section 1.1 is amended to read in full as follows:

            "TANGIBLE NET WORTH" of any person shall mean, as of any date, (a) the amount of any capital stock, paid in capital and similar equity accounts plus (or minus in the case of a deficit) the capital surplus and retained earnings of such person and the amount of any foreign currency translation adjustment account shown as a capital account of such person, less (b) the net book value of all items of the following character which are included in the assets of such person: (i) goodwill, including without limitation, the excess of cost over book value of any asset, (ii) organization or experimental expenses, (iii) unamortized debt discount and expense, (iv) patents, trademarks, trade names and copyrights, (v) treasury stock (to the extent not


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          [Second Amendment to Amended and Restated Credit Agreement]

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            already deducted in such equity accounts), (vi) franchises, licenses and permits, and (vii) other assets which are deemed intangible assets under generally accepted accounting principles.

        1.4 Section 5.2(c) is amended to read in full as follows:

            (c) TOTAL LIABILITIES TO TANGIBLE NET WORTH. Permit or suffer the ratio of Consolidated Total Liabilities of the Company and its Subsidiaries to Consolidated Tangible Net Worth of the Company and its Subsidiaries to be greater than 1.15 to 1.00 at any time.

                 ARTICLE 2. CONDITIONS PRECEDENT TO AMENDMENTS
                 ---------------------------------------------

        As conditions precedent to the effectiveness of the amendments to the Credit Agreement set forth in Article 1 of this Amendment, the Agent and the Banks shall receive the following documents and the following matters shall be completed, all in form and substance satisfactory to the Agent and the Banks:

        2.1 An incumbency certificate of the Company and a certified copy of the resolutions of the board of directors of the Company authorizing the Company's execution, delivery and performance of this Amendment and the transactions contemplated hereby.

        2.2 Payment by the Company to the Agent of an amendment fee in the amount of $10,000 for the pro rata account of the Banks.

                   ARTICLE 3. REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

        In order to induce the Agent and the Banks to enter into this Amendment, the Company represents and warrants that:

        3.1 The execution, delivery and performance by the Company of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Company's charter or by-laws, or of any contract or undertaking to which the Company is a party or by which the Company or its property is or may be bound or affected.

        3.2 This Amendment is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.



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          [Second Amendment to Amended and Restated Credit Agreement]

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        3.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of the Company, is required on the part of the Company in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

        3.4 After giving effect to the amendments contained in Article 1 of this Amendment, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                     ARTICLE 4. WAIVER OF CERTAIN DEFAULTS
                     -------------------------------------

        4.1 The Company has advised the Agent and the Banks that prior to, and as of, March 31, 1996, the Company failed to comply with certain covenants set forth in Sections 5.1 and 5.2 of the Credit Agreement, and the Company has asked the Banks to waive any Event of Default caused by such failure. Based upon such request, the Banks hereby waive any such Event of Default; PROVIDED that (a) such waiver shall be limited to those Events of Default caused by such covenant compliance failures occurring on or before March 31, 1996 that are known to the Banks as of the date of this Amendment, and (b) such waiver shall not be deemed to (i) be a waiver of or consent or agreement to any other action or omission in violation of the Credit Agreement or any other instrument, agreement or document referred to therein or executed in connection therewith,
(ii) be a waiver or modification of any provision of the Credit Agreement or of any instrument, agreement or document referred to therein or executed in connection therewith, or (iii) prejudice any other right or rights which the Banks may now have or have in the future under or in connection with the Credit Agreement or any instrument, agreement or document referred to therein or executed in connection therewith.

                            ARTICLE 5. MISCELLANEOUS
                            ------------------------

        5.1 If the Company shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by the Company in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

        5.2 All references to the Credit Agreement in any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection with or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

        5.3 Subject to the amendments herein provided, the Credit Agreement shall in all respects continue in full force and effect.


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          [Second Amendment to Amended and Restated Credit Agreement]

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        5.4 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

        5.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

        5.6 The Company agrees to pay the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto.

        5.7 The Company and the Banks hereby consent (which consent shall be deemed to satisfy the consent requirements of Section 8.6 of the Credit Agreement) to the assignment by NBD Bank, a Michigan banking corporation ("NBD-Detroit"), at any time, of all of its rights and obligations, individually and as Agent, under the Credit Agreement and the Notes to NBD Bank, N.A., a national banking association of Indianapolis, Indiana ("NBD-Indiana"), the assumption by NBD-Indiana of all such rights and obligations, and the release of NBD-Detroit from all such obligations. Each of the Company and the Banks further hereby agrees to execute and deliver such documents as NBD-Detroit or NBD-Indiana may consider to be necessary or desirable in order to reflect or take into account such assignment and assumption.

        5.8 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.











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          [Second Amendment to Amended and Restated Credit Agreement]


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.


                                   THE MONARCH MACHINE TOOL COMPANY


                                   By /s/ Robert B. Riethman
                                      -----------------------------------------
                                      Its:  Treasurer
                                          -------------------------------------



                                   NBD BANK, as a Bank and as the Agent

                                   By: /s/ Edward C. Hathaway
                                      -----------------------------------------
                                      Its:  First Vice President
                                          -------------------------------------


                                   STAR BANK, N.A.


                                   By: /s/ Thomas D. Gill
                                      -----------------------------------------
                                      Its:  Vice President
                                          -------------------------------------

















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          [Second Amendment to Amended and Restated Credit Agreement]

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                              CLOSING CERTIFICATE
                      OF THE MONARCH MACHINE TOOL COMPANY


NBD Bank, as Agent
611 Woodward Avenue
Detroit, Michigan 48226

Ladies and Gentlemen:

        I hereby certify that I am the Secretary of The Monarch Machine Tool Company, an Ohio corporation (the "Company"), and as such have access to the Company's corporate records and am familiar with the matters therein contained and herein certified, and that:

        1. The Company is a corporation with a perpetual charter duly organized and validly existing and in good standing under the laws of the State of Ohio.

        2. Attached hereto as Annex 1 is a true and correct copy of resolutions, and the preamble thereto, adopted at a meeting of the Board of Directors of the Company duly called and held in Sidney, Ohio, on August 6, 1996, at which meeting a quorum was present and acting throughout, and such resolutions and preamble were duly adopted by said Board of Directors and are in full force and effect on and as of the date hereof, not having been in any way amended, altered or repealed.

        3. No proceedings looking toward the dissolution or liquidation of the Company have been commenced and no such proceedings are contemplated.

        4. The following persons are now, and at all times subsequent to May 13, 1996, have been, duly qualified and acting officers of the Company, duly elected to the offices set forth opposite their respective names, and the signature appearing opposite the name of each such officer is his authentic signature:

     Name                        Office             Signature
     ----                        ------             ---------

                                 Acting
David E. Lundeen                 President      /s/ David E. Lundeen
                                                ---------------------

Earl J. Hull                     Secretary      /s/ Earl J. Hull
                                                ---------------------

Robert B. Riethman               Treasurer      /s/ Robert B. Riethman
                                                ---------------------


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        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 9th day of August, 1996.


                                                /s/ Earl J. Hull
                                                ---------------------
                                                Earl J Hull, Secretary



























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

                                    ANNEX 1



                            ADOPTED ON AUGUST 6, 1996
                                       BY
                             THE BOARD OF DIRECTORS
                                       OF
                        THE MONARCH MACHINE TOOL COMPANY




                  RESOLUTION, COMMITTED CREDIT LINE AMENDMENT


It was moved and seconded that the President and Treasurer be authorized in the name of the Company to execute an amendment to the Company's committed credit line with First Chicago/NBD Bank. Motion passed.